UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2007

ASPREVA PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169	98-0435540
(Commission File Number)	(IRS Employer Identification No.)

1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (250) 744-2488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

At a special meeting of Aspreva Pharmaceuticals Corporation securityholders held on December 17, 2007, as discussed further in Item 8.01 below, an amendment to Aspreva Pharmaceuticals’ shareholder rights plan, dated February 4, 2005, was approved to waive the plan’s application to Galenica AG and Galenica Canada Ltd. by over 99% of the votes cast by shareholders.  The shareholder rights plan agreement with Computershare Investor Services Inc. dated February 4, 2005 is filed as Exhibit 4.2 to our Registration Statement on Form F-1 (No. 333-122234) filed with U.S. Securities and Exchange Commission on January 24, 2005, as amended.

Item 8.01.     Other Events.

On December 17, 2007, the shareholders and optionholders of Aspreva Pharmaceuticals approved a statutory plan of arrangement under the Business Corporations Act (British Columbia), pursuant to which Galenica AG, through Galenica Canada Ltd., a wholly-owned Canadian subsidiary, will acquire all outstanding common shares of Aspreva Pharmaceuticals at a price of US$26.00 per share in cash.

At the special meeting of Aspreva Pharmaceuticals securityholders held on December 17, 2007:

•
the statutory plan of arrangement was approved by over 99% of the votes cast by shareholders, voting together as a class, and by over 99% of the votes cast by shareholders and optionholders, voting together as a class; and

•
the amendment of Aspreva Pharmaceuticals’ shareholder rights plan, dated February 4, 2005, to waive the plan’s application to Galenica AG and Galenica Canada Ltd. was approved by over 99% of the votes cast by shareholders.

The closing of the acquisition remains subject to final court approval as well as the satisfaction or waiver of the conditions specified in the Combination Agreement among Galenica AG, Galenica Canada Ltd. and Aspreva Pharmaceuticals Corporation, dated October 17, 2007.  An application for final court approval is scheduled to be heard by the British Columbia Supreme Court on December 18, 2007.  If court approval is obtained and the conditions to closing are satisfied or waived, the acquisition is expected to close on January 3, 2008.  The Combination Agreement is filed as Exhibit 2.1 to our Current Report on Form 8-K (File No. 000-51169) dated October 17, 2007, and filed with the U.S. Securities and Exchange Commission on October 18, 2007.

A copy of the press release, dated December 17, 2007, entitled “Aspreva Obtains Shareholder Approval for Acquisition by Galenica” announcing the results of the special meeting is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)              Exhibits:

Exhibit No.	Description

99.1	Press release, dated December 17, 2007, entitled “Aspreva Obtains Shareholder Approval for Acquisition by Galenica”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION

Dated: December 17, 2007
	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 17, 2007, entitled “Aspreva Obtains Shareholder Approval for Acquisition by Galenica”.